UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 12, 2014

CVSL Inc.

(Exact name of registrant as specified in its charter)

Florida	Commission	98-0534701
(State or other jurisdiction	File No.: 00-52818	(IRS Employer
of incorporation or organization)		Identification No.)

2400 North Dallas Parkway, Suite 230, Plano, Texas 75093

(Address of principal executive offices and zip code)

(972) 398-7120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 12, 2014, CVSL Inc. (the “Company”) and Richmont Capital Partners V LP (“Richmont”) entered into a Second Amendment to Convertible Subordinated Unsecured Promissory Note (the “Second Amendment”), which amends that certain Convertible Subordinated Unsecured Promissory Note, dated December 12, 2012, in the original principal amount of $20,000,000, issued by the Company to Richmont (the “Note”).

The Second Amendment amends the Note to extend the date of mandatory conversion of the Note.  As amended by the Second Amendment, the original principal amount of, and all accrued interest under, the Note is convertible mandatorily into shares of the Company’s common stock (subject to a maximum of 64,000,000 shares being issued) within ten days after June 12, 2015, or such earlier time as may be mutually agreed upon by the Company and Richmont.  All other terms and conditions of the Note remain unchanged and in effect.

John Rochon, Jr. is the 100% owner, and is in control, of Richmont Street LLC, the sole general partner of Richmont. Michael Bishop, a director of the Company, is a limited partner of Richmont. John Rochon, Jr. is a director of the Company and the son of John P. Rochon, the Company’s Chairman, President, and Chief Executive Officer.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The material terms of the Note, and the purchase agreement under which the Note was issued (the “Purchase Agreement”), are summarized in Item 2.03 of a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 18, 2012 (the “Specified Current Report”).  Copies of the Note and the Purchase Agreement are attached as Exhibits 10.1 and 10.2, respectively, to the Specified Current Report.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Second Amendment to Convertible Subordinated Unsecured Promissory Note, dated as of June 12, 2014, between CVSL Inc. and Richmont Capital Partners V LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CVSL Inc.

Date: June 16, 2014	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Convertible Subordinated Unsecured Promissory Note, dated as of June 12, 2014, between CVSL Inc. and Richmont Capital Partners V LP.

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